SEI INSTITUTIONAL INVESTMENTS TRUST

Large Cap Fund
Small Cap Fund

Supplement Dated January 6, 2006 to the
Class T Shares Prospectus Dated September 30, 2005

This Supplement provides new and additional information beyond that contained in the Class T Shares Prospectus, and should be read in conjunction with such Prospectus.

Closing of the Class T Shares of the Large Cap and Small Cap Funds

At a meeting of the Board of Trustees held on October 31, 2005, the Board of Trustees approved the closing and liquidation of the Class T Shares of the Large Cap and Small Cap Funds (the "Funds"), portfolios of the SEI Institutional Investments Trust. Accordingly, effective on or about January 31, 2006, the Class T Shares of the Funds will cease operations and initiate the orderly liquidation and distribution of the Funds' Class T Shares. Effective immediately, the Class T Shares of the Funds are closed to new investors and additional purchases by existing shareholders.

In anticipation of this liquidation, it is expected that, until such time as the Class T Shares of the Funds are liquidated, all or substantially all of the Funds' assets will be invested in repurchase agreements or other similar money market securities with shorter-term maturities than the money market securities in which the Funds currently invest. As a result, the Funds' yield may decrease from its current level. In addition, during this time, the Funds may invest all or a portion of their assets in securities that generate income that is subject to Federal or Pennsylvania state income taxes, which may prevent the Funds from achieving their investment objectives during this time.

SEI Investments Management Corporation will make alternative investments available to the current shareholders of the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-385 (1/06)

SEI INSTITUTIONAL INVESTMENTS TRUST

Large Cap Fund
Small Cap Fund

Supplement Dated January 6, 2006
to the Statement of Additional Information ("SAI") Dated September 30, 2005

This Supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with such SAI.

Closing of the Class T Shares of the Large and Small Cap Funds

At a meeting of the Board of Trustees held on October 31, 2005, the Board of Trustees approved the closing and liquidation of the Class T Shares of the Large Cap and Small Cap Funds (the "Funds"), portfolios of the SEI Institutional Investments Trust. Accordingly, effective on or about January 31, 2006, the Class T Shares of the Funds will cease operations and initiate the orderly liquidation and distribution of the Funds' Class T Shares. Effective immediately, the Class T Shares of the Funds are closed to new investors and additional purchases by existing shareholders.

The SAI is hereby amended and supplemented to reflect this change by deleting the text of the first paragraph on the cover page and inserting the following language in its place:

This Statement of Additional Information is not a Prospectus. It is intended to provide additional information regarding the activities and operations of the SEI Institutional Investments Trust (the "Trust") and should be read in conjunction with the Trust's Prospectus relating to the Class A Shares of the Large Cap Fund, Large Cap Disciplined Equity Fund, Large Cap Index Fund, Small/Mid Cap Equity Fund, Small Cap Fund, International Equity Fund, Emerging Markets Equity Fund, World Equity Ex-US Fund, Core Fixed Income Fund, High Yield Bond Fund, Long Duration Fund, Extended Duration Fund, International Fixed Income Fund and Global Equity Fund, dated September 30, 2005. The Prospectus may be obtained upon request and without charge by writing the Trust's distributor, SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456.

In addition, the SAI is hereby amended and supplemented to reflect this change by deleting the text of the first paragraph of the section entitled "The Trust" on page S-3 and inserting the following language in its place:

SEI Institutional Investments Trust (the "Trust") is an open-end management investment company that has diversified and non-diversified funds. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated March 1, 1995. The Declaration of Trust permits the Trust to offer separate series ("funds") of units of beneficial interest ("shares") and different classes of shares. At this time, shareholders may purchase Class A shares of the funds only. Each share of each fund represents an equal proportionate interest in that fund with each other share of that fund.

Finally, the SAI is hereby amended and supplemented to reflect this change by deleting the text of the sub-section entitled "Shareholder and Administrative Servicing Plans" under the section entitled "Distribution and Shareholder Servicing" on page S-109.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-386 (1/06)